                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(a)(b))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              TRANSMONTAIGNE INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              TRANSMONTAIGNE INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of TRANSMONTAIGNE INC., a Delaware corporation ("TransMontaigne" or the "Company"), will be held in the Central City Room of the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado, on Thursday, November 15, 2001, at 9:00 a.m., Denver Time, for the following purposes:

  1. To elect eight Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors is nominating the following individuals for election as Directors: Cortlandt S. Dietler, Donald H. Anderson, Peter
     B. Griffin, Ben A. Guill, John A. Hill, Bryan H. Lawrence, Harold R. Logan, Jr., and Edwin H. Morgens;

  2. To consider and act upon such other matters and to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

  These matters are fully discussed in the Proxy Statement. The Company's 2001 Annual Report accompanies the Proxy Statement.

  The Board of Directors has fixed the close of business on September 21, 2001, as the record date for the meeting. Only holders of Common Stock and Series A Convertible Preferred Stock of record at such time are entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. The holders of Series A Convertible Preferred Stock shall vote together with holders of Common Stock as a single class on all actions to be voted on by the stockholders of the Company other than the election of Directors. Each holder of Series A Convertible Preferred Stock shall be entitled to such number of votes per share on each action as shall equal the number of shares of Common Stock (excluding fractions of a share) into which each share of Series A Convertible Preferred Stock is convertible as of the record date.

  Whether or not you plan to attend the meeting in person, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it promptly in the stamped return envelope which is included with these materials. In the event you do attend the meeting in person, you may withdraw your proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Erik B. Carlson
                                          ERIK B. CARLSON, Secretary

Denver, Colorado
October 12, 2001
(Approximate mailing date of proxy materials)

                       PLACE AND TIME OF ANNUAL MEETING

                               CENTRAL CITY ROOM
                              BROWN PALACE HOTEL
                            321 SEVENTEENTH STREET
                               DENVER, COLORADO

              Thursday, November 15, 2001, 9:00 a.m. Denver Time

                              TRANSMONTAIGNE INC.
                              2750 REPUBLIC PLAZA
                            370 SEVENTEENTH STREET
                            DENVER, COLORADO 80202

                                PROXY STATEMENT

                                    GENERAL

  This Proxy Statement and the enclosed proxy are being mailed on or about October 12, 2001 to stockholders of record on September 21, 2001 of the common stock, $0.01 par value (the "Common Stock") and the holders of Series A Convertible Preferred Stock (the "Series A Preferred") of TransMontaigne Inc. ("TransMontaigne" or the "Company") in connection with the solicitation of proxies for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), notice of which appears on the preceding page, and at any postponement or adjournment thereof. The Annual Meeting will be held on Thursday, November 15, 2001, at 9:00 a.m., Denver Time, in the Central City Room at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado.

  The cost of soliciting proxies is being paid by the Company. In addition to the mailings, the Company's officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.

  Only stockholders of record as of the record date, including holders of the Series A Preferred, are entitled to notice of and to vote at the Annual Meeting. The holders of the Series A Preferred shall vote together with holders of Common Stock as a single class on all actions to be voted on by the stockholders of the Company other than the election of Directors. Each holder of Series A Preferred shall be entitled to such number of votes per share on each action as shall be equal to the number of shares of Common Stock (excluding fractions of a share) into which each share of Series A Preferred is convertible as of the record date. The Company will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of Common Stock and the Series A Preferred, to forward this Proxy Statement to persons for whom they hold shares and to obtain authorization for the execution of proxies. If your shares of Common Stock or Series A Preferred are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares of Common Stock and/or Series A Preferred.

  A stockholder or holder of the Series A Preferred giving a proxy has the power to revoke the proxy at any time before it is exercised. A proxy may be revoked by delivering to the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person. If the proxy is neither revoked nor suspended, it will be voted by one or more of the proxy holders therein named.

                               QUORUM AND VOTING

  On September 21, 2001, the record date for the determination of stockholders and holders of the Series A Preferred entitled to receive notice of and to vote at the Annual Meeting, the Company had outstanding 31,806,829 shares of Common Stock and 174,825 shares of Series A Preferred convertible into 11,655,013 shares of Common Stock. Each of such shares of Common Stock is entitled to one vote at the Annual Meeting. The holders of a majority of the shares entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Approval of all other matters shall be determined by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote. If no voting direction is indicated on the proxy card, the shares will be considered votes FOR the election of the nominees for Director. Proxy cards that are not signed or that are not returned are treated as not voted for any purposes. If a broker indicates on a proxy card that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"), those shares will not be considered as present and entitled to vote with respect to that matter. Abstentions with respect to any matter will be treated as shares present and entitled to vote. Consequently, abstentions and broker non-votes will have no effect with respect to the election of Directors. The Company knows of no proposals to be considered at the Annual Meeting other than those set forth in the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS

Nominees

  The Company's By-laws provide that the number of Directors shall be fixed by its Board of Directors. The number of Directors is presently fixed at eight. The Company has agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve Corporation from time to time to be elected to the Company's Board of Directors so long as their collective ownership in the Company is at least 10%. The affiliates of First Reserve Corporation have designated Mr. Guill and Mr. Hill as their nominees for Directors.

  Further, the Company has agreed to take all action necessary to cause one Director designated by Louis Dreyfus Corporation ("Dreyfus") from time to time to be elected to the Company's Board of Directors so long as its ownership in the Company is at least 10%. Dreyfus has designated Mr. Griffin as its nominee for Director.

  Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, the proxy holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

  The following sets forth, as to each of the nominees, such person's age, principal occupations during recent years, and the period during which such person has served as a Director of the Company. Nominees elected at the Annual Meeting to serve as Directors will serve for a term of one year, until the next annual meeting of the Company's stockholders and until their successors have been elected and qualified.

  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

  Cortlandt S. Dietler, age 80, has been the Chairman of TransMontaigne since April 1995. Mr. Dietler was Chief Executive Officer from April 1995 through September 1999. He was the founder, Chairman and Chief Executive Officer of Associated Natural Gas Corporation, a natural gas gathering, processing and marketing company, prior to its 1994 merger with PanEnergy Corporation, on whose Board he served as an Advisory Director, prior to its merger with Duke Energy Corporation. Mr. Dietler also serves as a director of Carbon Energy Corporation, Forest Oil Corporation, Hallador Petroleum Company and Key Production Company, Inc. Industry affiliations include: Member, National Petroleum Council; Director, American Petroleum Institute; past Director, Independent Petroleum Association of America; and Director, past President and Life Member, Rocky Mountain Oil & Gas Association.

  Donald H. Anderson, age 53, has been a Director of TransMontaigne, as well as Vice Chairman and Chief Executive Officer since October 1, 1999. On January 4, 2000, Mr. Anderson was appointed President of TransMontaigne. Mr. Anderson was the Executive Director and a Principal of Western Growth Capital LLC ("WGC"), a Colorado-based private equity investment and consulting firm. He joined WGC in March 1997 and assumed responsibility for the firm's private equity and consulting services activities. Prior to joining WGC, Mr. Anderson was Chairman, President and Chief Executive Officer of PanEnergy Services, PanEnergy's non-jurisdictional operating subsidiary, from December 1994 until PanEnergy's announced merger with Duke Energy Corporation in March 1997. During that time period, Mr. Anderson also served as a director of TEPPCO Partners, LLP. Mr. Anderson was previously President, Chief Operating Officer and a director of Associated Natural Gas Corporation until its merger with PanEnergy Corporation in 1994.

  Peter B. Griffin, age 56, has been a Director of TransMontaigne since July 2000. Mr. Griffin is President of Louis Dreyfus Corporation ("Dreyfus"), having been appointed to that position in 1998. Mr. Griffin served as Executive Vice President of Dreyfus from 1995 to 1998. Mr. Griffin joined Dreyfus in 1976 as Corporate Controller and subsequently held various administrative and financial positions in both the energy and agricultural business segments. Prior to joining Dreyfus, Mr. Griffin was an accountant with Arthur Young & Company.

  Ben A. Guill, age 50, was elected to the Board of Directors of TransMontaigne effective March 21, 2001 to replace and serve the remaining term of William E. Macaulay, who resigned as a Director effective March 21, 2001. Mr. Guill is President of First Reserve Corporation and joined that firm in 1998. Prior to joining First Reserve, Mr. Guill spent 18 years with Simmons & Company International, an investment banking firm, where he served as Managing Director and Co-Head of Investment Banking. Prior to that time he was with Blyth Eastman Dillon & Company. Mr. Guill is a director of National Oilwell, Inc., Superior Energy Services, Inc., Chicago Bridge & Iron Company, N.V., Destiny Resource Services Corp. and Dresser, Inc.

  John A. Hill, age 59, has been a Director of TransMontaigne since April 1995. Mr. Hill is Vice Chairman of the Board, Managing Director and founder of First Reserve Corporation. First Reserve Corporation is an investment company specializing in management buyouts and acquisitions in the energy and energy-related industries based in Greenwich, Connecticut. Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds in Boston and serves as a director of Devon Energy Corporation, various private companies owned by First Reserve and Continuum Health Partners in New York.

  Bryan H. Lawrence, age 59, has been a Director of TransMontaigne since April 1995. Mr. Lawrence joined Dillon, Read & Co. Inc., an investment banking firm, in January 1966 and served as a Managing Director until September 21, 1997 when Mr. Lawrence resigned to establish Yorktown Partners LLC to manage Yorktown Energy Partners III, L.P. and predecessor partnerships previously managed by Dillon, Read & Co. Inc. Mr. Lawrence also serves as a director of Vintage Petroleum, Inc., D&K Healthcare Services, Inc., Hallador Petroleum Company and Carbon Energy Corporation (each a United States public company), and Cavell Energy Corporation (a Canadian public company), and certain privately-owned companies in which affiliates of Yorktown Partners LLC hold equity interests including PetroSantander Inc., Savoy Energy, L.P., Ricks Exploration Inc., Athanor Resources Inc., Camden Resources, Inc., Crosstex Energy Holdings Inc. and ESI Energy Services Inc.

  Harold R. Logan, Jr., age 56, has been Executive Vice President, Treasurer and a Director of TransMontaigne since April 1995 and Chief Financial Officer since November 2000. From 1985 to 1994, Mr. Logan was Senior Vice President/Finance and a director of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation, Mr. Logan was with Dillon, Read & Co. Inc. and Rothschild, Inc. In addition, Mr. Logan is a director of Suburban Propane Partners, L.P., Union Bankshares, Ltd., and Graphic Packaging Corporation.

  Edwin H. Morgens, age 60, was appointed a Director of TransMontaigne in June 1996. Mr. Morgens has been Chairman of Morgens, Waterfall, Vintiadis & Company, Inc., an investment management firm, since 1970. In addition, Mr. Morgens serves as a director of Programmer's Paradise, Inc.

Meetings and Certain Committees of the Board

  During the fiscal year ended June 30, 2001, the Board of Directors met on five occasions. No Director attended fewer than 75% percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served. The Board has Audit and Compensation Committees. In accordance with the By-laws of the Company, the Board of Directors elects from its members the members of each committee, who serve at the pleasure of the Board. The Board of Directors, as a whole, is responsible for nominating Directors and has not formed a committee for such purpose.

  The Audit Committee is composed of three independent Directors, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. The Audit Committee's duties and responsibilities are fully discussed in the Report of the Audit Committee set forth in this Proxy Statement. The members of the Audit Committee during the Company's fiscal year ended June 30, 2001 were Bryan H. Lawrence Chairman, Peter B. Griffin and John
A. Hill. The members of the Audit Committee appointed to serve during the Company's fiscal year ending June 30, 2002 are Bryan H. Lawrence, Chairman, Peter B. Griffin and John A. Hill.

  The Compensation Committee is composed entirely of independent Directors and approves the salaries of the executive officers of the Company and administers the Company's equity incentive plans, including the selection of the individuals to be granted awards from among those eligible to participate. The Company currently has three equity incentive plans: the TransMontaigne Inc. Equity Incentive Plan (the "1997 Option Plan"), the TransMontaigne Oil Company Employees' Stock Option Plan (the "1995 Option Plan") and the Amended and Restated Employee Nonqualified Stock Option Plan (the "1991 Option Plan"). During the Company's fiscal year ended June 30, 2001, stock options and grants of restricted stock were awarded. During the Company's fiscal year ended June 30, 2001, the Compensation Committee acted four times by unanimous written consent. The members of the Compensation Committee during the Company's fiscal year ended June 30, 2001 were Bryan H. Lawrence and Edwin H. Morgens. The members of the Compensation Committee appointed to serve during the Company's fiscal year ending June 30, 2002 are Bryan H. Lawrence, Chairman, and Edwin H. Morgens. A Report of the Compensation Committee on Executive Compensation is set forth in this Proxy Statement.

Compensation Of Directors

  Employee Directors receive no additional compensation for services on the Board of Directors or Committees of the Board. Directors who are not employees were paid an annual fee of $18,000 through June 30, 2001, payable quarterly. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any Committee or otherwise by reason of their being a Director.

                                  MANAGEMENT

  The following table sets forth the names, ages and positions of the executive officers of TransMontaigne:

 Name                                 Age Position
 ----                                 --- --------
 Cortlandt S. Dietler................  80 Chairman and Director
 Donald H. Anderson..................  53 Vice Chairman, Chief Executive
                                          Officer, President and Director
 Harold R. Logan, Jr.................  56 Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Director
 William S. Dickey...................  43 Executive Vice President
 Frederick W. Boutin.................  46 Senior Vice President
 Erik B. Carlson.....................  54 Senior Vice President, Corporate
                                          Secretary and General Counsel
 Larry F. Clynch.....................  56 Senior Vice President
 Rodney R. Hilt......................  35 Vice President, Controller and Chief
                                          Accounting Officer

  See "Election of Directors" for additional information with respect to Messrs. Dietler, Anderson and Logan.

  William S. Dickey has been an Executive Vice President of TransMontaigne since May 2000. Prior to his employment with TransMontaigne, Mr. Dickey was a Vice President of TEPPCO from January 1999 until May 2000. Prior to joining TEPPCO, Mr. Dickey was a Vice President and Chief Financial Officer of Duke Energy Field Services from 1994 to 1998.

  Frederick W. Boutin has been a Senior Vice President of TransMontaigne since April 1995. Prior to his employment with TransMontaigne, Mr. Boutin was a Vice President of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation in 1985, Mr. Boutin was with KPMG Peat Marwick LLP (a predecessor to KPMG LLP).

  Erik B. Carlson has been a Senior Vice President, Corporate Secretary and General Counsel of TransMontaigne since January 1998. Prior to his employment with TransMontaigne, Mr. Carlson served as Senior Vice President, General Counsel and Corporate Secretary of Duke Energy Field Services, (formerly Associated Natural Gas, Inc.), a wholly-owned subsidiary of Duke Energy Corporation, since February 1983.

  Larry F. Clynch has been a Senior Vice President of TransMontaigne since November 15, 2000 and has been President of TransMontaigne Terminaling Inc. and TransMontaigne Pipeline Inc. since January 1, 1997. Mr. Clynch joined a subsidiary of TransMontaigne in January 1996 as Senior Vice President of Operations. Prior to that time, Mr. Clynch was employed by Conoco Pipe Line Company for 28 years where he most recently served as its President.

  Rodney R. Hilt has been the Vice President, Controller and Chief Accounting Officer since October 2000. Prior to his employment with TransMontaigne, Mr. Hilt was Controller of TEPPCO Crude Oil from November 1998 to October 2000. Prior to joining TEPPCO, Mr. Hilt was Director of Revenue Accounting for Duke Energy Field Services from 1992 to 1998.

                           OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information regarding the beneficial ownership of Common Stock and Common Stock equivalents as of August 31, 2001 by each Director, by each individual serving as an executive officer as of August 21, 2001 and who is named in the Summary Compensation table set forth under "Executive Compensation" below, by each person known by TransMontaigne to own more than 5% of the outstanding shares of Common Stock and by all Directors and those serving as executive officers as of August 31, 2001 as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission (the "SEC").

                                                   Number of
                Beneficial Owner                 Shares (1)(2) Percent of Class
                ----------------                 ------------- ----------------
Cortlandt S. Dietler (3) .......................   2,200,566          6.9%
  PO Box 5660
  Denver, CO 80217

Donald H. Anderson (4)..........................     178,998           (5)

Harold R. Logan, Jr. (6)........................     414,131          1.3%

William S. Dickey (7)...........................     125,329           (5)

Erik B. Carlson (8).............................     109,916           (5)

Larry F. Clynch (9).............................      80,802           (5)

First Reserve Corporation (10)
  First Reserve Fund VI, Limited Partnership....   4,130,473         13.0%
  First Reserve Fund VII, Limited Partnership...   2,712,865          7.9%
  First Reserve Fund VIII, LP...................   4,340,584         12.0%
                                                  ----------
  (Group Total).................................  11,183,922         32.5%

Louis Dreyfus Corporation.......................   4,351,080         13.7%
  Ten Westport Road
  P.O. Box 810
  Wilton, CT 06897

Merrill Lynch Investment Managers, L.P. (11)....   3,854,619         12.1%

Vencap Holdings (1987) Pte Ltd (12).............   2,712,865          7.9%
  c/o Government of Singapore Investment
   Corporation
  255 Shoreline Drive, Suite 600
  Redwood City, CA 94065

Yorktown Partners LLC (13)
  Yorktown Energy Partners III, L.P.............   2,170,292          6.4%
  Yorktown Partners LLC ..................... ..      66,733          (5)
                                                  ----------
  (Group Total).................................   2,237,025          6.6%

Vestar Capital Partners III, L.P. (14)..........   2,170,292          6.4%
  c/o Vestar Capital Partners
  1225 Seventeenth Street, Suite 1660
  Denver, CO 80202

J.P. Morgan Chase & Co. (15)
  Fleming US Discovery Fund III, L.P............   1,870,465          5.6%
  Fleming US Discovery Offshore Fund III, L.P...     299,826          (5)
                                                  ----------
  (Group Total).................................   2,170,291          6.5%
  J.P. Morgan Chase & Co.
  1211 Avenue of the Americas, 38th Floor
  New York, New York 10036

                                                   Number of
               Beneficial Owner                  Shares (1)(2) Percent of Class
               ----------------                  ------------- ----------------
Peter B. Griffin (16)..........................    4,351,080         13.7%
 Louis Dreyfus Corporation

Ben A. Guill (17)..............................   11,183,922         28.8%
 First Reserve Corporation
 600 Travis, Suite 6000
 Houston, TX 77002

John A. Hill (17)..............................   11,192,112         28.8%
 First Reserve Corporation
 475 Steamboat Road
 Greenwich, CT 06830

Bryan H. Lawrence (13).........................       77,246           (5)
 Yorktown Partners LLC
 410 Park Avenue
 New York, NY 10022

Edwin H. Morgens (18)..........................      253,030           (5)
 Morgens, Waterfall, Vintiadis & Company, Inc.
 Swiss Bank Tower
 10 E. 50th Street
 New York, NY 10022

All Directors and Executive Officers as a Group   19,368,820         49.2%
 (14 Persons) (19).............................

--------
 (1) All shares are owned both of record and beneficially unless otherwise specified by footnote to this table. Based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the SEC.
 (2) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days of the date of this table (August 31, 2001) are deemed outstanding for the purpose of calculating the number and percentage owned by such person.
 (3) Includes 2,000 shares, as to which Mr. Dietler disclaims beneficial ownership, held by Mr. Dietler's spouse, 100,000 shares, 137,025 shares and 80,004 shares issuable upon the exercise of outstanding options, the conversion of Series A Preferred and the exercise of warrants, respectively.
 (4) Includes 8,000 shares issuable upon the exercise of outstanding options.
 (5) Less than one percent.
 (6) Includes 65,000 shares issuable upon the exercise of outstanding options.
 (7) Includes 60,000 shares as to which Mr. Dickey disclaims beneficial ownership, owned by DQ Investment Group, a family general partnership, of which Mr. Dickey is a general partner. Includes 5,000 shares issuable upon exercise of outstanding options.
 (8) Includes 550 shares held in an IRA for Mr. Carlson's spouse, and 840 shares and 725 shares held in trust for Mr. Carlson's son and daughter, respectively, all of which Mr. Carlson disclaims beneficial ownership.
 (9) Includes 53,000 shares issuable upon the exercise of outstanding options.
(10) The number of shares shown as beneficially owned by First Reserve Corporation ("First Reserve") consist of all the shares owned by First Reserve Fund VI, Limited Partnership, First Reserve Fund VII, Limited Partnership and First Reserve Fund VIII, LP (collectively the "First Reserve Funds"). Includes 4,453,319 shares of Common Stock issuable upon conversion of Series A Preferred and 2,600,130 shares issuable upon exercise of warrants. First Reserve may be deemed to have beneficial ownership of the shares of Common Stock held by the First Reserve Funds because it is the general partner of each of the First Reserve Funds and has voting and dispositive power over those shares. The address of First Reserve and the First Reserve Funds is 411 West Putnam Avenue, Suite 109, Greenwich, CT 06830.
(11) TransMontaigne has granted to Merrill Lynch Investment Managers, L.P., formerly known as Merrill Lynch Asset Management L.P., the right to maintain its 15% ownership of Common Stock if TransMontaigne issues stock in the future. Merrill Lynch & Co., Inc., a widely-held public company, has sole voting and dispositive control over these shares. The address for Merrill Lynch Investment Managers, L.P. is 800 Scudders Mill Road, Plainsboro, NJ 08536.
(12) Comprised of 1,712,815 shares of Common Stock issuable upon conversion of Series A Preferred and 1,000,050 shares issuable upon exercise of warrants.
(13) Yorktown Partners LLC, as investment manager to Yorktown Energy Partners III, L.P. and as agent through an irrevocable power of attorney, is deemed to beneficially own an aggregate of 2,237,025 shares of Common Stock comprised of 1,412,385 shares issuable upon conversion of Series A Preferred and 824,640 shares issuable upon exercise of warrants. Yorktown Partners LLC is an affiliate of Bryan H. Lawrence, a Director of TransMontaigne. Mr. Lawrence owns 77,246 shares individually and disclaims beneficial ownership of the Yorktown Partners LLC shares. The address for Yorktown Partners LLC and Yorktown Energy Partners III, L.P. is 410 Park Avenue, New York, NY 10022.

(14) Comprised of 1,370,252 shares of Common Stock issuable upon conversion of Series A Preferred and 800,040 shares issuable upon exercise of warrants.
(15) The shares of Common Stock held by J.P. Morgan Chase & Co. are held by the Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (collectively the "Fleming Funds") and are comprised of 1,370,251 shares of Common Stock issuable upon conversion of Series A Preferred and 800,040 shares issuable upon exercise of warrants. J.P. Morgan Chase & Co., investment advisor to the Fleming Funds, may be deemed to have beneficial ownership of the shares of Common Stock held by the Fleming Funds.
(16) Peter B. Griffin does not directly own any Common Stock. Mr. Griffin may be deemed to have beneficial ownership of the shares of Common Stock held by Louis Dreyfus Corporation because Mr. Griffin is President of Louis Dreyfus Corporation, which owns 4,351,080 shares of Common Stock. Mr. Griffin expressly disclaims beneficial ownership of these shares. Mr. Griffin became a Director of the Company on July 1, 2000.
(17) The number of shares shown as beneficially owned by Mr. Guill includes 11,183,922 shares owned by the First Reserve Funds (10). Mr. Guill may be deemed to have beneficial ownership of the shares held by the First Reserve Funds because of his ownership of common stock of First Reserve and his position as President of First Reserve. Mr. Guill expressly disclaims beneficial ownership of these shares. The number of shares shown as beneficially owned by Mr. Hill includes 8,190 shares directly owned and 11,183,922 shares owned by the First Reserve Funds (10). Mr. Hill may be deemed to have beneficial ownership over the shares held by the First Reserve Funds because of his ownership of common stock of First Reserve and his positions as Vice Chairman and Managing Director of First Reserve. Mr. Hill expressly disclaims beneficial ownership of these shares. Mr. Guill and Mr. Hill are Directors of the Company.
(18) Includes 199,806 shares, as to which Mr. Morgens disclaims beneficial ownership, held by the Edwin Morgens and Linda Morgens 1993 Trust and 7,080 shares, as to which Mr. Morgens disclaims beneficial ownership, held by the Lauren W. Morgens 1999 Trust.
(19) Of such 19,368,820 shares, (a) 280,000 represent shares issuable upon the exercise of outstanding options, 4,590,344 represent shares issuable upon the conversion of Series A Preferred at a price of $15 per share and 2,680,134 represent shares issuable upon the exercise of warrants at a price of $14 per share, (b) 11,183,922 shares indicated as being owned by First Reserve Corporation, and deemed beneficially owned by Mr. Guill and Mr. Hill, are included only once in the aggregate number of shares held by all Directors and executive officers as a group, (c) 4,351,080 shares indicated as being owned by Louis Dreyfus Corporation, and deemed beneficially owned by Mr. Griffin, are included only once in the aggregate number of shares held by all Directors and executive officers as a group, and (d) Directors and executive officers disclaim beneficial ownership with respect to 15,798,923 shares.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by all individuals serving as the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned in the fiscal year ended June 30, 2001 (collectively, the "Named Executive Officers").

                                                            Long Term
                              Annual Compensation      Compensation Awards
                          --------------------------- ------------------------
                                                      Securities    Restricted
   Name and Principal                    Other Annual Underlying      Stock           All Other
        Position          Year Salary(1) Compensation Options(#)    Awards($)      Compensation(2)
   ------------------     ---- --------- ------------ ----------    ----------     ---------------
Donald H. Anderson (3)..  2001 $301,538    $    --      50,000      $  142,500(4)      $4,500
 Vice Chairman of the     2000  254,615         --     330,000(4)    1,202,500(5)       1,177
 Board, Chief Executive   1999      --          --         --              --             --
 Officer and President

Harold R. Logan, Jr.....  2001  200,000         --      30,000          95,000(6)       5,250
 Executive Vice           2000  200,000         --         --          102,500(7)       4,800
 President, Chief         1999  180,000         --      81,200(6)          --           4,846
 Financial Officer and
 Treasurer

William S. Dickey (8)...  2001  225,000         --      50,000          47,500(8)       3,375
 Executive Vice           2000   18,173         --      50,000         362,500(8)         --
 President                1999      --          --         --              --             --

Erik B. Carlson (9).....  2001  200,000         --      30,000         133,475(9)       4,519
 Senior Vice President,   2000  200,000         --         --           76,875(10)      4,800
 General Counsel and      1999  205,650         --      91,900(9)          --           4,894
 Secretary

Larry F. Clynch (11)....  2001  238,846      14,922     25,000          95,000(12)      5,400
 Senior Vice President    2000  230,231      31,866     30,000             --           4,800
                          1999  215,001       4,758     41,200(12)         --           4,650

--------
 (1) Amounts shown set forth all cash compensation earned by each of the Named Executive Officers in the years shown, including salaries deferred under the TransMontaigne Inc. Savings and Profit Sharing Plan (the "401(k) Plan") pursuant to Section 401(k) of the Internal Revenue Code. No bonuses were paid during any of the periods presented.
 (2) Amounts shown set forth the Company's matching contributions to the Company's 401(k) Plan.
 (3) Mr. Anderson became an employee of the Company September 28, 1999, became the Chief Executive Officer on October 1, 1999 and President on January 4, 2000.
 (4) Represents 30,000 shares of restricted stock on granted October 15, 2000 when the market price was $4.75. The grant of 30,000 shares was made in connection with the underwater stock option/restricted stock exchange program (the "Exchange Program") more fully explained in the Report of the Compensation Committee. 250,000 of the 330,000 options granted during fiscal year 2000 were cancelled on October 15, 2000 in exchange for the 30,000 shares of restricted stock. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.
 (5) Represents two grants of restricted stock at the market price of the stock on the date of each grant: 100,000 shares granted on September 28, 1999 when the market price was $11.00, and 20,000 shares granted on February 16, 2000 when the market price was $5.125. Each restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.
 (6) Represents 20,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. 18,400 of the 20,000 shares were granted in connection with the Exchange Program to cancel 101,200 underwater options, including canceling the 81,200 options granted during fiscal year 1999. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.
 (7) Represents 20,000 shares of restricted stock granted on February 16, 2000 when the market price was $5.125 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.
 (8) Mr. Dickey became an employee of the Company on May 26, 2000. The restricted stock award in fiscal year 2001 represents 10,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. The restricted stock award in fiscal year 2000 represents a grant of 50,000 shares of restricted stock when the market price was $7.25 on the date of the grant. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

 (9) The restricted stock award in fiscal year 2001 represents a grant of 28,100 shares of restricted stock on October 15, 2000 when the market price was $4.75. The 28,100 shares were granted in connection with the Exchange Program to cancel 166,900 underwater options, including canceling 91,900 options granted during fiscal year 1999. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.
(10) The restricted stock awards in fiscal year 2000 represent a grant of 15,000 shares of restricted stock on February 16, 2000 when the market price was $5.125 on the date of the grant. The restricted stock grants vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.
(11) The other 2001, 2000 and 1999 annual compensation for Mr. Clynch consists of reimbursement for certain relocation expenses of $14,922, $31,866 and $4,758, respectively.
(12) Represents 20,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. 10,000 of the 20,000 shares were granted in connection with the Exchange Program to cancel 61,200 underwater options, including canceling the 41,200 options granted during fiscal year 1999. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

Option Grants In Last Fiscal Year

  The following table contains information about stock options granted to the Named Executive Officers under the 1997 Option Plan during the fiscal year ended June 30, 2001.

                                                                       Potential Realizable Value at
                                                                       Assumed Annual Rates of Stock
                                                                       Price Appreciation for Option
                                       Individual Grants                    Term (10 Years)(1)
                         --------------------------------------------- ------------------------------
                         Number of  % of Total
                         Securities   Options
                         Underlying Granted to  Exercise or                                  10%
                          Options   Employee in Base Price  Expiration  5% Aggregate      Aggregate
      Name               Granted(2) Fiscal Year  ($/Share)     Date       Value(3)        Value(3)
      ----               ---------- ----------- ----------- ---------- --------------  --------------
Donald H. Anderson......   50,000      6.67%       $3.75    04/15/2011       $117,918        $298,827
Harold R. Logan, Jr.....   30,000      4.00%        3.75    04/15/2011         70,751         179,296
William S. Dickey.......   50,000      6.67%        3.75    04/15/2011        117,918         298,827
Erik B. Carlson.........   30,000      4.00%        3.75    04/15/2011         70,751         179,296
Larry F. Clynch.........   25,000      3.33%        3.75    04/15/2011         58,959         149,413

--------
(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the Company's Common Stock. The gains reflect a future value based upon growth at these prescribed rates. The Company did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. The Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors. It is important to note that options have value to recipients, including the Named Executive Officers and to other option recipients, only if the stock price advances beyond the grant date price shown in the table during the effective option period.
(2) These awards were made pursuant to the 1997 Option Plan. Under the 1997 Option Plan, the option price must be not less than 100% of the fair market value of Company's Common Stock on the date the option is granted. The fair market value of a share of Company's Common Stock is the officially listed closing price of the Company Common Stock on the American Stock Exchange on the date of grant. All unexercisable stock options granted under the 1997 Option Plan become exercisable upon a change in control. The stock options granted on April 16, 2001 have an exercise price equal to $3.75 per share and vest 10% on April 15, 2002; 20% on April 15, 2003; 30% on April 15, 2004, and 40% on April 15, 2005.
    The 1997 Option Plan allows shares of the Company's Common Stock to be used to satisfy any resulting Federal, state and local tax liabilities, but does not provide for a cash payment by the Company for income taxes payable as a result of the exercise of a stock option award.
(3) Not discounted to present value.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option
Values

  There were no options exercised by any of the Named Executive Officers during the fiscal year ended June 30, 2001. The following table provides information with respect to the value as of June 30, 2001 of unexercised in-the-money options held by the Named Executive Officers. The value of unexercised in-the-money options at the fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at June 30, 2001.

                                    Number of
                              Securities Underlying     Value of Unexercised
                               Unexercised Options     In-the-Money Options at
                             at Fiscal Year-End (#)      Fiscal Year-End ($)
                            ------------------------- -------------------------
Name                        Exercisable Unexercisable Exercisable Unexercisable
----                        ----------- ------------- ----------- -------------
Donald H. Anderson.........    8,000       122,000       7,000       175,500
Harold R. Logan, Jr........   65,000        30,000      32,500        67,500
William S. Dickey..........      --         50,000         --        112,500
Erik B. Carlson............      --         30,000         --         67,500
Larry F. Clynch............   53,000        52,000      65,625        79,875

  An option is "in-the-money" on a particular date if the market value of the underlying Common Stock on that date exceeds the option exercise price.

Employment Contracts And Termination Of Employment And Change In Control Agreements

  With the authorization and approval of the Board of Directors, the Company has entered into Change in Control Agreements with certain executive officers and key employees of the Company and its subsidiaries, including the named executive officers listed in the Summary Compensation Table (the "Named Executive Officer"). The agreements are for an initial term of three years, from April 12, 2001 to April 11, 2004, after which they automatically renew each April 12 for consecutive one year periods, unless terminated by either party upon ninety days prior notice, provided, that notwithstanding any such notice, the agreement will continue in effect for twenty-four months in the event an actual or threatened change in control (as defined in the agreement) occurs during the initial term or any extension thereof. The agreements provide that if the Named Executive Officer is terminated other than for cause during the term of the agreement, or within two years after a change in control of the Company, or if the Named Executive Officer terminates his employment for good reason within such time period, the Named Executive Officer is entitled to receive a lump-sum severance payment equal to a multiple varying from 1 to 2 times the sum of such Named Executive Officer's annual salary and target bonus, as then in effect, together with certain other payments and benefits, including continuation of employee welfare benefits. In addition, should the Named Executive Officer be subject to the excise tax on excess parachute payments as a result of such payment and payments under other plans due to a change in control, an additional payment will be made to restore the after-tax severance payment due the Named Executive Officer to the same amount which the Named Executive Officer would have retained had the excise tax not been imposed.

Report of the Compensation Committee

  The Compensation Committee is responsible for the Company's executive compensation program, the purpose of which is to enable the Company to attract, retain and motivate the executive personnel deemed necessary to maximize return to stockholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to the success of the Company in creating stockholder value. The Compensation Committee's duties include the annual review and approval of the compensation of the Chief Executive Officer, review and determination of individual elements of compensation for the Company's other executive officers, administration of long-term incentive plans for management, including the selection of the individuals to be granted awards from among those eligible to participate. At present, the executive compensation program is comprised of salary, long-term incentive opportunities in the form of stock options and restricted stock awards, cash bonuses based upon the financial performance of the Company and employee welfare benefits typically offered.

  Base Salaries. The factors considered in determining base compensation levels for the Chief Executive Officer and the Company's other executive officers included the goals outlined above and were evaluated by the Compensation Committee to be consistent with competitive practices (including companies with comparable market valuations, lines of business and/or revenues) and level of responsibility. Based upon the Company's overall financial performance during the previous fiscal year, including lower than anticipated revenues and profits, as well as the market underperformance of the Company's Common Stock, the Compensation Committee, in discussions with Mr. Anderson, President and Chief Executive Officer of the Company, determined that the base salaries of executive officers and all other officers and key employees of the Company earning $75,000 or more on an annual basis would be frozen, subject to further review in fiscal year 2002. In addition, effective January 10, 2000, the Company's Chairman, Mr. Dietler, voluntarily reduced his annual salary for the remainder of the fiscal year from $200,000 to $120,000 per year. Further, prior to the close of the fiscal year, and in association with other cost reduction and restructuring initiatives undertaken by the Company to reduce overall general and administrative expenses and improve financial performance, Mr. Anderson, effective July 10, 2000, voluntarily reduced his annual salary from $340,000 to $300,000 per year.

  Cash Bonuses. Given the overall financial performance of the Company during the previous fiscal year, no cash bonuses were awarded to the Company's executive officers.

  Long-Term Incentives. The Compensation Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's stockholders and rewards executives for improved performance by the Company. To date, the only long-term compensation available for use by the Compensation Committee has been the grant of awards of stock options and shares of restricted stock.

  The Compensation Committee approved certain grants of restricted stock, as well as awards of non-qualified stock options to certain executive officers and key employees of the Company and its subsidiaries in order to align the equity incentive awards of such executive officers and key employees with other members of their peer group within the Company and its subsidiaries. The grant of restricted stock to certain executive officers and key employees of the Company and its subsidiaries was effective as of October 15, 2000, with a vesting schedule over a period of four years from the grant date. The award of non-qualified stock options to certain executive officers and key employees of the Company and its subsidiaries was effective as of April 16, 2001, with a vesting schedule over a period of four years from the award date.

  Option Exchange Program. On September 28, 2000, based upon management's review of the status of stock options previously awarded to executive officers and key employees of the Company and its subsidiaries, the Board determined that the majority of such stock options had an exercise price significantly in excess of the current market price of the Company's Common Stock, which was $4.81 per share as of September 27, 2000 and therefore did not currently provide the incentive to the recipients that was originally intended, because such stock options were not likely to be exercised in the foreseeable future. Therefore, in order to provide renewed financial incentive to current executive officers and key employees of the Company and its subsidiaries, the Compensation Committee approved an exchange program (the "Exchange Program"). Under the Exchange Program, current executive officers and key employees of the Company and its subsidiaries would be provided a one-time opportunity to submit for cancellation that portion of the their stock options which had an exercise price in excess of $7.25 per share in exchange for a grant by the Company of a number of shares of restricted stock as determined by the Company and as approved by the Compensation Committee. The grant of restricted stock under the Exchange Program was effective as of October 15, 2000, with a vesting schedule over a period of four years from the grant date.

  During the fiscal year ended June 30, 2001, the Compensation Committee awarded 512,680 shares of restricted stock. Of that amount, 261,280 shares were issued to executive officers and key employees of the Company in exchange for the cancellation of 1,681,300 stock options with exercise prices ranging from $11.00 to $17.25 per share, which had been issued to the executive officers and key employees in prior years.

  Under current interpretations issued by the Securities and Exchange Commission, the cancellation of underwater or out of the money stock options and the exchange of restricted stock therefor is required to be disclosed under Proxy Statement rules as a repricing. Therefore, the Company presents the following information in the tabular format required by Proxy Statement rules, which discloses the out of the money stock options cancelled by executive officers of the Company and the shares of restricted stock exchanged therefor. For financial reporting purposes, the exchange was not accounted for as a repricing.

                        Ten-Year Option/SAR Repricings
                   Option Exchange Program--October 15, 2000

                                                                   Number of  Length of
                                                                   restricted original
                                                                     shares    option
                                    Number of   Market             granted in   term
                                    securities price of  Exercise   exchange  remaining
                                    underlying stock at  price at   at $0.0    at the
                          Date of    options    time of   time of   exercise   date of
   Name and Principal       the      repriced  repricing repricing   price       the
        Position         repricing     (#)        ($)       ($)     (#) (1)   repricing
   ------------------    ---------- ---------- --------- --------- ---------- ---------
Donald H. Anderson...... 10/15/2000  250,000     $4.75    $11.00     30,000   9.0 years
 Vice Chairman of the
 Board, Chief Executive
 Officer and President

Harold R. Logan, Jr..... 10/15/2000   20,000     $4.75    $17.25              6.9 years
 Executive Vice          10/15/2000    8,000     $4.75    $13.50              7.8 years
 President, Chief        10/15/2000   73,200     $4.75    $11.00              8.4 years
 Financial Officer and               -------                         ------
 Treasurer                           101,200                         18,400

William S. Dickey....... 10/15/2000      --                             --
 Executive Vice
 President

Erik B. Carlson......... 10/15/2000   75,000     $4.75    $15.00              7.2 years
 Senior Vice President,  10/15/2000    4,000     $4.75    $13.50              7.8 years
 General Counsel and     10/15/2000   87,900     $4.75    $11.00              8.4 years
 Secretary                           -------                         ------
                                     166,900                         28,100

Larry F. Clynch......... 10/15/2000   20,000     $4.75    $17.25              6.9 years
 Senior Vice President   10/15/2000    8,000     $4.75    $13.50              7.8 years
                         10/15/2000   33,200     $4.75    $11.00              8.4 years
                                     -------                         ------
                                      61,200                         10,000

J. A. Alexander......... 10/15/2000   60,000     $4.75    $11.00     12,600   8.4 years
 Chief Information
 Officer

Frederick W. Boutin..... 10/15/2000   16,000     $4.75    $17.25              6.9 years
 Senior Vice President,  10/15/2000    8,000     $4.75    $13.50              7.8 years
 Corporate Planning      10/15/2000   71,000     $4.75    $11.00              8.4 years
                                     -------                         ------
                                      95,000                         17,600

Cortlandt S. Dietler.... 10/15/2000   20,000     $4.75    $17.25              6.9 years
 Chairman                10/15/2000    8,000     $4.75    $13.50              7.8 years
                         10/15/2000  183,200     $4.75    $11.00              8.4 years
                                     -------                         ------
                                     211,200                         15,000

                   Option Exchange Program--October 15, 2000

                                                                    Number of  Length of
                                                                    restricted original
                                                                      shares    option
                                     Number of   Market             granted in   term
                                     securities price of  Exercise   exchange  remaining
                                     underlying stock at  price at   at $0.0    at the
                                      options    time of   time of   exercise   date of
   Name and Principal    Date of the  repriced  repricing repricing   price       the
        Position          repricing     (#)        ($)       ($)     (#) (1)   repricing
   ------------------    ----------- ---------- --------- --------- ---------- ---------
Richard C. Eaton........ 10/15/2000     75,000    $4.75    $11.00              9.0 years
 Senior Vice President,  10/15/2000     50,000    $4.75    $11.00              8.4 years
 TransMontaigne Product              ---------                       -------
 Services Inc.                         125,000                        26,300


Mark S. Huff............ 10/15/2000     15,000    $4.75    $15.00              7.1 years
 Vice President of       10/15/2000      6,000    $4.75    $13.50              7.8 years
 Business Development    10/15/2000     12,900    $4.75    $11.00              8.4 years
                                     ---------                       -------
                                        33,900                         5,400
                                     ---------                       -------
Total Executive
 Officers...............             1,104,400                       163,400
                                     =========                       =======
Total Option Exchange
 Program................             1,681,300                       261,280
                                     =========                       =======

--------
(1) The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment commencing on the date of grant, at no cost to the employee.

  Other. In addition, the executive officers participate in the Company's 401(k) Plan, which consists of elective employee salary reduction contributions and a Company match equal to 50% of employee contributions on the first 6% of employee compensation contributed.

  The Compensation Committee has reviewed the limitation on the deductibility of compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee does not anticipate awarding levels of compensation that result in such limitation. The Compensation Committee may authorize compensation in the future that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of stock options.

                                          Compensation Committee

                                          Bryan H. Lawrence, Chairman
                                          Edwin H. Morgens

Compensation Committee Interlocks and Insider Participation

  At June 30, 2001, the Compensation Committee of the Board of Directors consisted of Bryan H. Lawrence and Edwin H. Morgens. During the fiscal year ended June 30, 2001, there were no Compensation Committee interlocks between the Company and any other entity.

Performance Graph

  The graph set forth below provides an indicator of cumulative total stockholder returns on an investment of $100 in shares of Common Stock as compared to an investment of $100 in the S&P 500 Stock Index and a "peer group" index over the period beginning April 30, 1996 and ending June 30, 2001.

                              [PERFORMANCE GRAPH]

                      4/30/96   4/30/97   4/30/98   6/30/98   6/30/99   6/30/00   6/30/01
     -------------------------------------------------------------------------------------
      TransMontaigne  $ 100.00  $ 256.52  $ 254.35  $ 258.70  $ 218.48  $ 106.52  $ 100.87
     -------------------------------------------------------------------------------------
      S & P 500        $100.00   $125.13   $176.52   $215.04   $236.82   $206.10   $202.43
     -------------------------------------------------------------------------------------
      Peer Group (1)   $100.00   $128.71   $188.10   $200.97   $243.44   $242.07   $214.99

--------
(1) The peer group consists of the following issuers, each of which has been weighted according the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated according to SEC requirements: Buckeye Partners, L.P., TEPPCO Partners, L.P., Kaneb Pipe Line Partners, L.P., The Williams Companies, Inc., Western Gas Resources, Inc. and GATX Corporation.

Certain Relationships and Related Transactions

  Harold R. Logan, Jr., the Executive Vice President, Chief Financial Officer, Treasurer and a Director of the Company, is also a Director of Lion Oil Company, in which a 65% owned subsidiary of the Company owns 27.75%, resulting in an effective 18.04% ownership interest. The Company purchased $61,444,543 of refined petroleum products from and sold $1,112,952 of refined petroleum products to Lion Oil Company in the year ended June 30, 2001, all of which product purchases were made at market prices negotiated between the Company and Lion Oil Company or through independent brokers. The Company received $583,407 throughput revenue and $270,059 additive revenue from Lion Oil Company in the year ended June 30, 2001. The Company believes the prices paid by and to Lion Oil Company were comparable to prices that would have been paid by and to independent third parties.

  Pursuant to a private placement agreement (i) First Reserve Fund VI, Limited Partnership and other partnerships managed by First Reserve Corporation, Yorktown Energy Partners, L.P. and other venture capital funds managed by, and shares owned by, officers of Dillon, Read & Co. Inc., and Waterwagon & Co., nominee for Merrill Lynch Growth Fund for Investment and Retirement, have the right to require the Company to register their shares under the Securities Act of 1933; and (ii) the Company agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve Corporation from time to time to be elected to the Company's Board of Directors so long as their collective ownership in the Company is at least 10%. The affiliates of First Reserve Corporation have designated Ben A. Guill and John A. Hill as their nominees for Directors.

  Pursuant to a stock purchase agreement between the Company and Louis Dreyfus Corporation ("Dreyfus"), the Company agreed to take all action necessary to cause one Director designated by Dreyfus from time to time to be elected to the Company's Board of Directors as long as its ownership in the Company is at least 10%. Dreyfus has designated Peter B. Griffin as its nominee for Director. Pursuant to a registration rights agreement entered into between the Company and Dreyfus contemporaneously with the stock purchase agreement, Dreyfus and each entity at least eighty percent owned, directly or indirectly by S.A. Louis Dreyfus et Cie., has the right to require the Company to register their shares under the Securities Act of 1933.

  See "Compensation Committee Interlocks and Insider Participation" for a description of additional related party transactions.

Report of the Audit Committee

  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. The responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

  As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and compliance processes. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

  At four meetings during the fiscal year ended June 30, 2001, the Audit Committee met with the independent auditors, as well as with Company officers and employees who are responsible for financial reporting, accounting, internal controls, and legal matters. In addition to its other responsibilities, the Audit Committee recommends the appointment of the independent auditors to the Board of Directors, and reviews the scope of and fees related to the audit. The Audit Committee monitors the activities and performance of the Company's external auditors, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

  The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

  Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors have provided to the Audit Committee written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors that firm's independence.

  Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 filed with the Securities and Exchange Commission.

  In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

            Audit Committee:

            Bryan H. Lawrence (Chairman)
            Peter B. Griffin
            John A. Hill

            Audit Fees:

  During fiscal year 2001, the Company retained its principal auditor, KPMG LLP, to provide services in the following categories and amounts:

        Principal Auditor Fees:  $0.4 million
        All Other Fees: (1)      $0.1 million

--------
(1) Other fees primarily related to work performed in connection with registration statements, review of other SEC filings and various statutory or non-statutory audits.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to such Reporting Persons were complied with.

                                 ANNUAL REPORT

  THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 2001 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE 2001 ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, DOES NOT FORM ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) SHOULD ADDRESS A WRITTEN REQUEST TO ERIK B. CARLSON, SECRETARY, TRANSMONTAIGNE INC., 370 17TH STREET, SUITE 2750, DENVER, COLORADO 80202. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

  Any proposal intended to be presented by a stockholder at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office no later than June 14, 2002 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting. For any proposal a stockholder wishes to bring before the 2002 Annual Meeting of Stockholders but for which such stockholder does not seek to have a written proposal included in the Company's Proxy Statement relating to such meeting, if the Company does not receive notice of such proposal on or prior to June 14, 2002, the proxies solicited on behalf of the Company's Board of Directors will confer discretionary authority to vote with respect to such proposal.

  The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

  THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                          By Order of the Board of Directors

                                          /S/ Erik B. Carlson
                                          Erik B. Carlson
                                          Secretary

October 12, 2001

                                                                      EXHIBIT A

           Charter of the Audit Committee of the Board of Directors
                                      Of
                              TransMontaigne Inc.
                                   May 2000

I. Function and Purpose

  The Audit Committee ("Committee") is a standing Committee of the Board of Directors ("Board") of TransMontaigne Inc. ("Company"), the members of which Committee shall be appointed by the Board. The primary function of the Committee shall be to assist the Board in fulfilling its oversight responsibilities to the Company's stockholders and to the investment community relating to the Company's auditing, accounting and financial reporting practices, as well as the quality and integrity of the Company's financial reports. Consistent with this function, the Committee shall encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels. To this end, the Committee shall:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding financial disclosure and accounting.

  . Monitor the independence and performance of the Company's independent outside accountants and the Company's internal audit department.

  . Provide a direct, free and open avenue of communication among the independent outside accountants, management, the Company's internal audit department, and the Board.

  . Report Committee actions through its Chairman to the Board with such recommendations as the Committee may deem appropriate on significant results of the foregoing activities.

  The Committee shall have the ability to retain, at the Company's expense, special legal, accounting and other consultants, or experts which the Committee shall deem necessary in the performance of its duties. Given the size and complexity of the Company, the Committee shall apply reasonable materiality standards to all of its activities. While the Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent outside accountants, as well as anyone in the Company, it is not the duty of the Committee to conduct investigations to resolve disagreements, if any, between management and the independent outside accountants or to assure compliance with laws and regulations related to the audit and financial reporting process.

II. Composition and Meetings

  Committee members shall meet the independence, accounting and financial literacy and other qualifications established by the American Stock Exchange. The Committee shall be comprised of three or more, but not more than six members of the Board, as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee must have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  If a Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership. The Committee shall meet at least four times annually, such meetings to coincide with the quarterly meetings of the Board, and may meet more frequently if circumstances dictate. At least two members of the Committee must be present to establish a quorum to properly convene a meeting. The Committee Chairman shall prepare, in consultation with Company management, other

Committee members and the independent outside accountants, an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually, if not at every meeting, with Company management, its Chief Accounting Officer, the independent outside accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, shall communicate with management and the independent outside accountants quarterly to review the Company's financial statements and significant findings based upon the independent outside accountants' limited review procedures. The Committee shall maintain formal minutes of meetings of the Committee, which shall be distributed to the Committee members and filed with the Corporate Secretary. The Committee Chairman shall provide periodic oral reports to the Board.

III. Responsibilities and Duties

 Review Procedures

  1. After initially submitting the Charter to the Board for approval, the Committee shall review and reassess the adequacy of this Charter at least annually. The Committee shall also make recommendations to the Board for changes to the Charter, as conditions dictate and have the document published at least once every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

  2. The Committee will review the Company's annual audited financial statements prior to filing or distribution. This review shall include a discussion with management and the independent outside accountants concerning significant issues regarding accounting principles, practices, and judgments in accordance with AICPA Statement of Auditing Standards ("SAS") No. 61 and should include any significant reserves, accruals or estimates, which may have a material impact on the financial statements.

  3. In consultation with management and the independent outside accountants and the Company's internal audit department and after discussion with the independent outside accountants, the Committee shall consider the integrity of Company's financial reporting processes and controls, and discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall also review significant findings prepared by the independent outside accountants and the Company's internal audit department, together with management's responses, including the status of previous recommendations.

  4. The Committee shall review with management and the independent outside accountants the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. As part of this review, the Committee shall discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent outside accountants in accordance with SAS No. 61.

  5. The Committee shall review, prior to submission, all certification letters and other documents that the Company may be required to submit to the American Stock Exchange concerning the composition of the Committee, this Charter or related matters.

 Independent Outside Accountants

  6. The independent outside accountants are ultimately accountable to the Committee and the Board. The Committee shall review the performance of these accountants and annually recommend to the Board the appointment of the independent outside accountants or approve any discharge of the independent outside accountants when circumstances warrant.

  7. The Committee shall review and approve the fees and other significant compensation to be paid to the independent outside accountants.

  8. On an annual basis, the Committee shall review and discuss with the independent outside accountants all significant relationships they have with the Company that could impair the outside accountants' independence in accordance with Independence Standards Board Standard No. 1, and obtain a formal written statement consistent therewith.

  9. The Committee shall review the independent outside accountants' audit plan, including its scope, staffing, locations, reliance upon management, and general and internal audit approach.

  10. Prior to releasing the fiscal year-end earnings, the Committee shall discuss the results of the audit with the independent outside accountants, as well as those matters required to be communicated to audit committees in accordance with SAS No. 61.

  11. The Committee shall consider the independent outside accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  12. The Committee shall request that the independent outside accountants provide the Committee with

    a. their independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear;

    b. their views on whether the accounting principles chosen by the Company are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used;

    c. reasons why accounting principles and disclosure practices used for new transactions or events are appropriate; and

    d. reasons for accepting or questioning significant estimates made by the Company.

 Internal Audit Department

  13. The Committee shall review the budget, audit plan (including any changes), charter, organizational structure, and qualifications of the Company's internal audit department, as needed.

  14. The Committee shall review the appointment, performance, reassignment and replacement of the senior internal audit department executive.

  15. The Committee shall review significant reports prepared by the Company's internal audit department, together with management's response and follow-up to these reports, as well as discuss with the Company's internal audit department any difficulties they may have encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

 Other Committee Responsibilities

  The Committee shall:

  16. Annually prepare a report to stockholders as required by the SEC, which report shall be included in the Company's annual proxy statement.

  17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  18. Periodically perform self-assessment of Committee performance.

  19. Annually review with the Company's General Counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                                   P R O X Y

                              TRANSMONTAIGNE INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               November 15, 2001

The undersigned stockholder of TRANSMONTAIGNE INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 12, 2001, and hereby appoints Donald H. Anderson and Erik B. Carlson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of TRANSMONTAIGNE INC. to be held on November 15, 2001 at 9:00 a.m., Denver Time, in the Central City Room at the Brown Palace Hotel, 321 17th Street, Denver, Colorado and at any adjournment or postponement thereof, and to vote all shares of Common Stock or Common Stock equivalents which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.



-----------                                                       ------------

SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                              SIDE
-----------                                                       ------------

                                  DETACH HERE


[X] Please mark votes as in this example


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. Election of eight Directors:

Nominees: (01) Cortlandt S. Dietler, (02) Donald H. Anderson, (03) Peter B. Griffin, (04) Ben A. Guill, (5) John A. Hill, (06) Bryan H. Lawrence, (07) Harold R. Logan, Jr., and (08) Edwin H. Morgens.

          FOR               WITHHELD
          ALL               FROM ALL
        NOMINEES            NOMINEES
          [_]                 [_]



[_] -----------------------------------------------------------------------
    To withhold authority to vote for any Nominee(s), check the box and write such Nominee(s) name(s) above.

And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.


MARK HERE FOR ADDRESS CHANGE         [_]
AND NOTE AT LEFT


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:_____________________________ Date: _______________

Signature:_____________________________ Date: _______________